First Quarter Results Fiscal Year 2005 October 21, 2004

Safe Harbor This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). These statements are based on a number of assumptions concerning future events and are subject to numerous risks, uncertainties and other factors, many of which are outside the Company's control. The anticipated results described in the forward-looking statements could be materially different from the actual events and results. For a description of these risks, uncertainties and other factors, see the Company's prior filings with the Securities and Exchange Commission, including the most recent Form 10-K under the caption "Risks Related to our Business". ACS disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future event, or otherwise.

Jeff Rich, CEO First Quarter Results Overview

Revenue: $1.046 billion Operating margin: 14.8% of revenue EPS: $0.72 per share Cash flow: record first quarter Q1 FY05 Overview Slide #1

22% total revenue growth (excluding divested operations) Internal revenue growth: 11% Commercial: 22% Government: 4% Q1 FY05 - Revenue: $1.046 billion Slide #2

16% growth 20% growth excluding the divestiture depreciation adjustment in Q1 FY04 Q1 FY05 - EPS: $0.72 per share Slide #3

Operating cash flow: $119 million, 11.4% of revenue Free cash flow: $48 million, 4.6% of revenue Q1 FY05 - Cash Flow Slide #4

New Business Signings ($ in millions) BPO IT Outsourcing 113 14 Slide #5 Commercial Government 60 67 $113 $14 $60 $67 BPO IT Outsourcing 96 29 1st Quarter Signings - $127 2nd Quarter MTD Awards - $125 Commercial Government 66 59 $59 $96 $29 $66

Acquisition Update Slide #6 Closed Heritage Information Systems, Inc. Effective July 1, 2004 Purchase price - $23M; trailing revenue - $14M Strengthens State Pharmacy Benefit Management offering Closed BlueStar Solutions, Inc. Effective August 26, 2004 Purchase price - $73M; trailing revenue - $50M Expands Application Management service offering

Legal Matters Update DOJ Investigations Hanscom Tier Technologies Florida WCS Stock Option Litigation Settlement Slide #7

Q2 Focus Areas Slide #8 Sales Pipeline Government Sales Continued Global Expansion New Credit Facility

Mark King, President & COO Operational Overview

1st Quarter Revenue Review Commercial Government Reported 47 53 Segment Service Line BPO ITO Reported 76 24 Commercial 47% BPO 75% ITO & Systems Integration 25% Slide #9 Government 53%

Commercial Segment - Financial Highlights ($ in millions) Slide #10 Comments: Q1 FY05 Revenue $495 % of Total Revenue 47% Total Revenue Growth (1) 48% Internal Revenue Growth 22% Operating Margin 15.3% Internal revenue growth continued to be >20% for the third consecutive quarter Gateway relationship positively impacted Q1 commercial internal growth by 5% Expect internal revenue growth to approximate mid-teens for the full year (1) Excludes divested revenue in Q1 FY04.

Government Segment - Financial Highlights ($ in millions) Slide #11 Comments: Q1 FY05 Revenue $552 % of Total Revenue 53% Total Revenue Growth (1) 6% Internal Revenue Growth 4% Operating Margin 16.7% Internal revenue growth single-digit due to FY04 non-recurring revenue related to Georgia Development and HIPAA remediation Expect another weak quarter of internal growth in Q2, followed by acceleration in 2nd half of FY05 due to easier comparisons and new business signings Third consecutive quarter of improved new business signings (1) Excludes divested revenue from Q1- FY04

Segment Operating Margins FY04 FY04 FY04 FY04 FY04 FY05 Q1 Q2 Q3 Q4 Total Q1 Commercial 16.1% 16.1% 15.8% 14.4% 15.5% 15.3% Government 14.1% 15.6% 16.4% 17.5% 15.8% 16.7% Slide #12 Note: Fiscal year 2004 operating margins exclude the impact of divestiture related activity and the Georgia Medicaid settlement.

Internal Growth Analysis Non-Recurring Revenue: Georgia Development - Completed Q3 FY04 HIPAA Remediation - Completed Q4 FY04 Clients Lost due to Acquisition: Roadway - Completed Q4 FY04 Gateway - Completed Q2 FY05 Slide #13

Internal Growth Analysis - Detail ($ in millions) FY04 Revenues FY04 Revenues FY04 Revenues FY04 Revenues FY04 Revenues FY05 FY05 Q1 Q2 Q3 Q4 Total Q1 Q2(Est.) Non-recurring revenue: HIPAA $18 $18 $14 $4 $54 $1 $1 Georgia 18 22 8 - 48 - - $36 $40 $22 $4 $102 $1 $1 Clients lost due to acquisition: Clients lost due to acquisition: Roadway $11 $10 $9 $8 $38 $1 - Gateway - 8 14 25 47 19 2 11 18 23 33 85 20 2 Total $47 $58 $45 $37 $187 $21 $3 Revenues as reported $1,037 $998 $1,009 $1,062 $4,106 $1,046 N/A Divested revenues (183) (70) (5) - (258) - N/A Revenues excluding divested operations $854 $928 $1,004 $1,062 $3,848 $1,046 N/A Slide #14 (1) (1) Excludes $11 million of the termination payment recorded as a dollar-for-dollar offset to expenses.

Internal Growth Analysis (continued) Slide #15 FY05 Internal Growth Impact FY05 Internal Growth Impact FY05 Internal Growth Impact FY05 Internal Growth Impact FY05 Internal Growth Impact Q1 Q2 Q3 Q4 Total HIPAA/Georgia 4% 4% 2% - 2% Clients lost due to acquisition 1% 2% 2% 3% 2% Total 6% 6% 4% 3% 4% Differences in schedules due to rounding Note: The above percentages represent the impact of FY04 non-recurring revenue and revenues lost from clients that have been acquired (see Slide #14) to FY05 internal revenue growth calculations.

New Business Pipeline Slide #16 Qualified pipeline in excess of $1.2 billion Areas of strength IT Outsourcing HR Outsourcing State Healthcare Eligibility update

Warren Edwards, CFO Financial Overview

Q1 FY05 Income Statement ($ in millions, except EPS) Slide #17 Q1 FY05 Q1 FY04 Revenues $ 1,046 $ 1,037 Total operating expenses 891 893 Operating income 155 144 % of revenue 14.8% 13.9% Pretax profit 151 139 % of revenue 14.4% 13.4% Income tax expense 56 52 Net income $ 94 $ 87 Diluted EPS Adj. Diluted EPS $ 0.72 $ 0.72 $ 0.62 $ 0.60 (1) (1) Excludes $0.02 benefit from the cessation of depreciation and amortization related to assets held for sale resulting from the sale of a majority of our Federal Government business. Differences in schedules due to rounding

Diluted EPS Supporting Schedule FY04 FY04 FY04 FY04 FY04 FY05 Q1 Q2 Q3 Q4 Total Q1 As Reported $ 0.62 $ 1.80 $ 0.72 $ 0.68 $ 3.83 $ 0.72 Less: Divestiture Activity (0.02) (1.25) (0.02) (0.01) (1.32) - Prior Years' R&D Tax Credits - - (0.03) - (0.03) - Add: Georgia Settlement - 0.09 - - 0.09 - Stock Option Lawsuit - - - 0.05 0.04 - As Adjusted $ 0.60 $ 0.64 $ 0.67 $ 0.71 $ 2.61 $ 0.72 Slide #18 Differences in schedules due to rounding

Condensed Balance Sheet ($ in millions) Slide #19 Sept. 30, 2004 June 30, 2004 Current assets $ 1,030 $ 1,044 PP&E / software. 558 522 Other intangibles 291 284 Goodwill 2,023 1,969 Other 83 88 Total assets $ 3,985 $ 3,907 Accrued compensation $ 97 $ 134 Other current liabilities 497 504 Current liabilities 594 638 Long-term debt 366 372 Long-term liabilities 312 307 Total liabilities 1,272 1,317 Equity 2,713 2,590 Total liabilities & equity $ 3,985 $ 3,907

Cash Flow Metrics ($ in millions) Slide #20 (1) Includes capital expenditures and additions to other intangibles Q1 FY05 Q1 FY04 Net Income $94 $87 Add Back Depr./Amort. 54 41 Other Changes (29) (69) Operating Cash Flow $119 $59 % of Revenue 11.4% 5.7% Capital Expenditures (1) $71 $50 % of Revenue 6.8% 4.9% Free Cash Flow (1) $48 $9 % of Revenue Total Debt to Total Capitalization Days Sales Outstanding 4.6% 12% 74 0.9% 17% 76

New Credit Facility Slide #21 Capacity: $1.5 Billion Accordion: $300 million Term: 60 Months Multi-currency capacity Pricing lower than current $875 million facility

Guidance - FY05 ($ in millions, except EPS amounts) Q2 FY05 Q2 FY05 FY05 FY05 Low High Low High Revenue $ 1,030 $ 1,050 $ 4,475 $ 4,575 Growth 1 11% 13% 16% 19% Diluted EPS 2 $ 0.72 $ 0.74 $ 3.10 $ 3.17 1 Excludes revenue from FY04 divestitures 2 Includes approximately $2 million of severance associated with Government restructuring FY05 Assumptions: No new acquisitions Internal revenue growth of mid-teens Operating cash flow as % of revenue = 13% - 14% Free cash flow as % of revenue = 7% - 8% Effective tax rate - 37.50% Slide #22